UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	[X]	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Monmouth Real Estate Investment Corporation
Bell Works, 101 Crawfords Corner Road, Suite 1405
Holmdel, New Jersey 07733

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY MAY 14, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Monmouth Real Estate Investment Corporation (the “Company”), dated March 31, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, May 14, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 30, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2020

To the Stockholders of Monmouth Real Estate Investment Corporation:

NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”), has been changed. As previously announced, the Annual Meeting will be held on Thursday, May 14, 2020 at 4:00, p.m., Eastern Daylight Time. As a result of the public health threat caused by COVID-19 in the United States and to support the health and safety of employees, stockholders, directors and its community, the Annual Meeting will be held solely by means of remote communication, via live audio webcast.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 13, 2020, the record date for the Annual Meeting. If you wish to attend the virtual Annual Meeting, you must register in advance at http://viewproxy.com/mreic/2020 by 11:59 pm, Eastern Daylight Time, on May 11, 2020.

Stockholders may virtually attend the Annual Meeting via live webcast by visiting http://www.viewproxy.com/mreic/2020/vm, which provides our stockholders rights and opportunities to vote and ask questions equivalent to in-person meetings of stockholders. In advance of the virtual Annual Meeting, stockholders may also submit questions by contacting Investor Relations at Bcoleridge@mreic.com or 732-577-9996. We will respond to as many inquiries at the Annual Meeting as time allows. You will not be able to physically attend the Annual Meeting.

Stockholders may also authorize a proxy to vote their shares at the Annual Meeting by returning a signed Proxy Card, or by following the instructions provided by their bank, broker or other nominee before the meeting.

If you are a stockholder of record as of the close of business on the record date for the virtual Annual Meeting, you will be entitled to attend the virtual Annual Meeting and vote and submit questions during the virtual Annual Meeting via a live audio webcast. If you hold your shares in “street name” through a bank, broker or other nominee as of the close of business on the record date for the virtual Annual Meeting, you will be able to attend and submit questions during the virtual Annual Meeting via the live audio webcast, but you will not be able to vote at the virtual Annual Meeting unless you obtain a legal proxy from your bank, broker or other nominee and submit it as part of the registration process. Obtaining a legal proxy may take several days. If you vote by proxy prior to the virtual Annual Meeting and also attend the virtual Annual Meeting, there is no need to vote again at the virtual Annual Meeting unless you wish to change your vote.

Registering to attend the Annual Meeting

To register to attend the Annual Meeting, please visit http://www.viewproxy.com/mreic/2020 and click “Virtual Meeting Registration”. ALL REGISTRATIONS MUST BE RECEIVED BY 11:59 PM EDT ON May 11, 2020.

●	If you own shares of Monmouth common stock registered in your name on the books of American Stock Transfer & Trust Company, our transfer agent, as of the close of business on March 13, 2020, the record date for the Annual Meeting (a “registered holder”), please click “Registration for Registered Holders” and enter your name, address and phone number.

●	If you hold shares of Monmouth’s common stock in an account at a broker, bank, trust or other nominee as of the close of business on March 13, 2020, the record date for the Annual Meeting (a “beneficial holder”), please click “Registration for Beneficial Holders” and enter your name, phone number and email, and click submit. If you wish to vote electronically at the Annual Meeting, please upload or email a copy of your legal proxy that you have obtained from your bank or broker to VirtualMeeting@viewproxy.com.

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If you have already authorized a proxy or provided voting instructions by returning a signed Proxy Card, or by following the instructions provided by your bank, broker or other nominee, you do not need to register or attend the virtual Annual Meeting in order for your vote to be counted.

After you have registered for the virtual Annual Meeting, you will receive an e-mail indicating that your registration has been confirmed along with the meeting password. You will need this password in order to virtually attend the Annual Meeting.

Attending the virtual Annual Meeting

Stockholders who properly register to attend the Annual Meeting may attend the Annual Meeting by visiting http://www.viewproxy.com/mreic/2020/vm. You will need the password provided to you with your confirmation of registration to access the virtual Annual Meeting. You may submit questions before and during the virtual Annual Meeting. You will need the control number that was provided with the confirmation of your registration in order to submit questions or to vote during the Annual Meeting. We encourage you to access the virtual Annual Meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions at 3:30 p.m., Eastern Daylight Time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log in page.

EVEN IF YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING ONLINE, YOU SHOULD AUTHORIZE A PROXY TO VOTE YOUR SHARES PRIOR TO THE MEETING USING ONE OF THE METHODS DETAILED IN THE PROXY STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS

Michael D. Prashad
General Counsel and Secretary

April 30, 2020

YOUR VOTE IS IMPORTANT. PLEASE VOTE. The Annual Meeting will be held on May 14, 2020 at 4:00 p.m. Eastern Daylight Time. The proxy statement and our Annual Report for our fiscal year ended September 30, 2019 are available at www.proxyvote.com or at the Company’s website at www.mreic.reit.

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